UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 28, 2014

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) (Compensatory Arrangements of Certain Officers)

The following are compensation arrangements for the Company’s named executive officers identified in the 2013 Proxy Statement who were employed by the Company during 2013.  As stated in the Company’s press release issued on January 21, 2014, while the Company made solid progress in businesses that are powering IBM’s future, in view of the Company’s overall full year results, the Chairman and her senior team recommended forgoing their Annual Incentive Payments for 2013.  The Executive Compensation and Management Resources Committee and the independent members of the IBM Board of Directors, as appropriate, accepted that recommendation.  Further information regarding the structure of compensation programs and awards will be included in the Company’s 2014 Proxy Statement.

	2013 Annual	2014 Cash				2014 Long-Term Incentive Award
	Incentive Payout	Salary Rate		Annual Incentive Target		Performance Share Units*
V. M. Rometty	$0		$1,500,000		$4,000,000		$12,750,000
M. Loughridge**	$0	$	N/A	$	N/A	$	N/A
S. A. Mills	$0		$745,000		$1,005,000		$5,000,000
M.E. Daniels**	$0	$	N/A	$	N/A	$	N/A
J.R. MacDonald**	$0	$	N/A	$	N/A	$	N/A

Additionally, as previously disclosed, Mr. Martin Schroeter was appointed Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation effective January 1, 2014. His 2013 annual incentive payout disclosed below is based on his prior position as General Manager, IBM Global Financing, which is not an executive officer position. Mr. Schroeter’s 2014 compensation reflects his new position with the Company.

	2013 Annual	2014 Cash		2014 Long-Term Incentive Award
	Incentive Payout	Salary Rate	Annual Incentive Target	Performance Share Units*
M. Schroeter	$262,211	$660,000	$890,000	$3,700,000

* Performance share units will be granted on June 9, 2014.  The actual number of units granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2014.  These performance share units will be paid out in February 2017 as explained in the Company’s Proxy Statement.

** As previously disclosed by the Company, Mr. Loughridge retired on December 31, 2013, Mr. Daniels retired on March 31, 2013 and Mr. MacDonald retired on May 31, 2013.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 31, 2014

	By:	/s/ Michelle H. Browdy
Michelle H. Browdy
Vice President,
Assistant General Counsel &
Secretary